UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023 (May 29, 2023)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-34374	54-1873198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6862 Elm Street
Suite 320
McLean, Virginia	22101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 373-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AAIC	New York Stock Exchange
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AAIC PrB	New York Stock Exchange
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AAIC PrC	New York Stock Exchange
6.000% Senior Notes due 2026	AAIN	New York Stock Exchange
6.75% Senior Notes due 2025	AIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 29, 2023, Arlington Asset Investment Corp., a Virginia corporation (“Arlington”), Ellington Financial Inc., a Delaware corporation (“EFC”), EF Merger Sub Inc., a Virginia corporation and wholly owned subsidiary of EFC (“Merger Sub”), and, solely for the limited purposes set forth in the Merger Agreement (as defined below), Ellington Financial Management LLC, a Delaware limited liability company (“EFC Manager”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Under the terms and subject to the conditions set forth in the Merger Agreement, Arlington will merge with and into Merger Sub, with Merger Sub remaining as a wholly owned subsidiary of EFC (such surviving corporation, the “Surviving Corporation,” and such transaction, the “Merger”). Immediately following the consummation of the Merger, the Surviving Corporation will be contributed to Ellington Financial Operating Partnership LLC, a Delaware limited liability company and EFC’s operating partnership subsidiary (the “EFC OP”), in exchange for limited liability company interests in the EFC OP. By virtue of the Merger, all debts, obligations and liabilities of each of Arlington and Merger Sub will become the debts, obligations and liabilities of the Surviving Corporation (including Arlington’s outstanding trust preferred securities, 6.75% Senior Notes due 2025 and 6.000% Senior Notes due 2026). The Arlington board of directors has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Merger Consideration. Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, of Arlington (“Arlington Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any shares held by EFC or Merger Sub or by any wholly owned subsidiary of EFC, Merger Sub or Arlington) will be automatically converted into the right to receive the following (the “Per Share Common Merger Consideration”):

•

from EFC, 0.3619 (the “Exchange Ratio”) shares of common stock, $0.001 par value per share, of EFC (“EFC Common Stock”); provided, however, that the Exchange Ratio will be reduced to 0.3557 if a certain asset performance provision has not been met, subject, in either case, to adjustment as provided in the Merger Agreement; and

•	from EFC Manager, $0.09 in cash.

Cash will be paid in lieu of any fractional shares of EFC Common Stock that would otherwise have been received as a result of the Merger.

In addition, (a) each share of 7.00% Series B Cumulative Perpetual Redeemable Preferred Stock, $0.01 par value per share, of Arlington (the “Arlington Series B Preferred Stock”) issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive one share of newly-designated 7.00% Series D Cumulative Perpetual Redeemable Preferred Stock, $0.001 par value per share, of EFC (the “EFC Series D Preferred Stock”) and (b) each share of 8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.01 par value per share, of Arlington (the “Arlington Series C Preferred Stock”) issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive one share of newly-designated 8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.001 par value per share, of EFC (the “EFC Series E Preferred Stock”).

Treatment of Outstanding Equity Awards. Each outstanding share of restricted stock issued under Arlington’s 2021 Long-Term Incentive Plan, 2014 Long-Term Incentive Plan, 2011 Long-Term Incentive Plan or Non-Employee Director Stock Compensation Plan (each, as amended from time to time, an “Arlington Equity Plan”) will become fully vested and, as of the Effective Time, be considered outstanding for all purposes of the Merger Agreement, including the right to receive the Per Share Common Merger Consideration.

Each outstanding award of performance restricted stock units (“Performance RSUs”), other than awards of stock price Performance RSUs granted to Arlington’s executive officers (“Stock Price Performance RSUs”), issued under an Arlington Equity Plan will become earned and fully vested with respect to (x) the number of shares of Arlington Common Stock subject to such award of Performance RSUs immediately prior to the Effective Time based on the achievement of the applicable performance goals at maximum performance levels, plus (y) the number of shares of Arlington Common Stock attributable to any dividend equivalent rights that have been accrued with respect to such award of Performance RSUs but are unpaid as of immediately prior to the Effective Time, and, with respect to such number of shares of Arlington Common Stock, will, as of the Effective Time, be treated as a share of Arlington Common Stock for all purposes of the Merger Agreement, including the right to receive the Per Share Common Merger Consideration.

Each outstanding Stock Price Performance RSU issued under an Arlington Equity Plan will become earned and fully vested with respect to (x) the number of shares of Arlington Common Stock subject to such award of Stock Price Performance RSUs immediately prior to the Effective Time based on the achievement of the applicable performance goals at the actual level of performance in connection with the Merger, plus (y) the number of shares of Arlington Common Stock attributable to any dividend equivalent rights that have been accrued with respect to such award of Stock Price Performance RSUs but are unpaid as of immediately prior to the Effective Time, and, with respect to such number of shares of Arlington Common Stock, will, as of the Effective Time, be treated as a share of Arlington Common Stock for all purposes of the Merger Agreement, including the right to receive the Per Share Common Merger Consideration.

Each outstanding award of deferred stock units issued under an Arlington Equity Plan will become fully vested and, as of the Effective Time, be treated as a share of Arlington Common Stock for all purposes of the Merger Agreement, including the right to receive the Per Share Common Merger Consideration.

Closing Conditions. The obligation of each party to consummate the Merger is subject to a number of conditions, including, among others, (a) the approval (the “Arlington Shareholder Approval”) of the Merger Agreement, including the Plan of Merger (as defined in the Merger Agreement), and the transactions contemplated by the Merger Agreement, including the Merger, by the affirmative vote of a majority of the votes cast at a meeting of Arlington’s common shareholders, (b) the registration and listing on the New York Stock Exchange of the shares of the EFC Common Stock, EFC Series D Preferred Stock and EFC Series E Preferred Stock that will be issued in connection with the Merger, (c) the certificates of designations classifying the EFC Series D Preferred Stock and the EFC Series E Preferred Stock having been filed with and accepted for record by the Secretary of State of the State of Delaware, (d) the respective representations and warranties of the parties being true and correct, subject to the materiality standards contained in the Merger Agreement, (e) each party’s compliance in all material respects with their respective covenants and agreements set forth in the Merger Agreement, (f) the absence of a material adverse effect with respect to either Arlington or EFC, (g) the receipt by each party of (i) an opinion from the counterparty’s legal counsel that such counterparty has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2019, and (ii) a tax opinion from such party’s own legal counsel that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (h) the Director Designee (as defined below) having been appointed to the EFC board of directors effective as of the Effective Time and (i) the delivery of certain documents and certificates.

Representations, Warranties and Covenants. Each of the parties to the Merger Agreement has made certain customary representations, warranties and covenants. Among other things, the Merger Agreement provides that each of Arlington and EFC will, until the Effective Time and subject to certain exceptions, maintain its status as a REIT and use commercially reasonable efforts to operate its businesses in all material respects in the ordinary course and preserve substantially intact its current business organization and preserve key business relationships. Each of Arlington and EFC is subject to restrictions as specified in the Merger Agreement on certain actions each company may take prior to the Effective Time, including, among other things, actions related to amending organizational documents, declaring dividends, issuing or repurchasing capital stock, engaging in certain business transactions and incurring indebtedness.

No Solicitation. The Merger Agreement contains a “no-shop” provision, which prohibits Arlington and its subsidiaries from, among other things, (a) initiating, soliciting or knowingly encouraging or facilitating the making of a competing proposal, (b) engaging in any discussions or negotiations with any person with respect to a competing proposal, (c) furnishing any non-public information regarding it or any of its subsidiaries, or access to its properties, assets or employees in connection with a competing proposal, (d) entering into a letter of intent, agreement in principle or other agreement providing for a competing proposal or (e) effecting a change of recommendation to Arlington’s shareholders regarding the Merger or publicly recommending the approval of a competing proposal. The no-shop provisions are subject to certain exceptions as more fully described in the Merger Agreement, including the ability of Arlington to engage in the foregoing activities under certain circumstances in the event that it receives a bona fide, unsolicited competing proposal.

Change of Recommendation; Termination Rights; Termination Fee. At any time prior to obtaining the Arlington Shareholder Approval, under certain circumstances specified in the Merger Agreement, the Arlington board of directors may change its recommendation to Arlington’s shareholders regarding the Merger if the Arlington board of directors determines in good faith after consulting with its legal and financial advisors that the failure to do so would be inconsistent with its legal duties under applicable law, provided that Arlington complies with the procedures set forth in the Merger Agreement. If such change of recommendation is made in response to a proposal that the Arlington board of directors has determined in good faith (after consultation with its legal counsel and financial advisors) is a “superior proposal,” after taking into account any adjustment to the terms and conditions of the Merger Agreement proposed by EFC in accordance with the Merger Agreement, Arlington may terminate the Merger Agreement to accept such superior proposal upon payment of the termination fee described below.

The Merger Agreement contains certain termination rights for both Arlington and EFC, including if the Merger is not completed on or before December 29, 2023, the failure to obtain the Arlington Shareholder Approval, a change of recommendation of the Arlington board of directors regarding the Merger or breaches by the other party of the Merger Agreement. In the event of a termination of the Merger Agreement under certain circumstances, including a change of recommendation by the Arlington board of directors regarding the Merger or Arlington’s acceptance of a superior proposal, Arlington would be required to pay EFC a termination fee of $5,015,050.

EFC Board of Directors. In the Merger Agreement, EFC has agreed to take all necessary corporate action so that upon and after the Effective Time, the size of the EFC board of directors will be increased by one member, and Arlington will designate one of its pre-Merger directors (the “Director Designee”) to serve on the EFC board of directors until the 2024 annual stockholders meeting of EFC, at which point EFC has agreed to re-nominate the Director Designee to stand for election for a subsequent term.

Rights Agreement. Arlington has agreed to, and agreed to cause the Arlington board of directors to, take all actions necessary prior to the Effective Time to terminate Arlington’s Rights Agreement, dated July 5, 2009, as amended, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agreement”), and any Rights (as defined therein) and any other rights outstanding thereunder. Under the Rights Agreement, the Arlington board of directors may, in its sole discretion, exempt any person from being deemed an Acquiring Person for purposes of the Rights Agreement if the Arlington board of directors determines that such person’s ownership of Arlington Common Stock is in the best interests of Arlington (a “Plan Exemption”). In connection with the approval of the Merger Agreement, the Arlington board of directors has granted EFC, Merger Sub and EFC Manager a Plan Exemption to engage in the transactions contemplated by the Merger Agreement, and declared each of the transactions contemplated by the Merger Agreement to be an Exempt Transaction under the Rights Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about Arlington, EFC, Merger Sub or EFC Manager. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made only for purposes of the Merger Agreement and as of a specified date, are solely for the benefit of the parties to the Merger Agreement, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Arlington, EFC, Merger Sub or EFC Manager at the time they were made or otherwise and should only be read in conjunction with the other information that Arlington or EFC makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”). Investors and security holders are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries, affiliates or assets.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 29, 2023, by and among Ellington Financial Inc., EF Merger Sub Inc., Arlington Asset Investment Corp. and, solely for the limited purposes set forth therein, Ellington Financial Management LLC*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. Arlington agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Important Additional Information and Where to Find It

This communication relates to the proposed Merger pursuant to the terms of the Merger Agreement. In connection with the proposed Merger, EFC expects to file with the SEC a registration statement on Form S-4 that will include a prospectus of EFC and a proxy statement of Arlington. Arlington and EFC also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the shareholders of Arlington for their consideration. The definitive proxy statement/prospectus will be sent to the shareholders of Arlington, and will contain important information regarding the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY EFC AND ARLINGTON WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EFC, ARLINGTON AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by EFC with the SEC are also available free of charge on EFC’s website at www.ellingtonfinancial.com. Copies of the documents filed by Arlington with the SEC are also available free of charge on Arlington’s website at www.arlingtonasset.com.

Participants in the Solicitation Relating to the Merger

EFC, Arlington and certain of their respective directors and executive officers and certain other affiliates of EFC and Arlington may be deemed to be participants in the solicitation of proxies from the common shareholders of Arlington in respect of the proposed Merger. Information regarding Arlington and its directors and executive officers and their ownership of common stock of Arlington can be found in Arlington’s annual report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, and May 1, 2023, respectively. Information regarding EFC and its directors and executive officers and their ownership of common stock of EFC can be found in EFC’s annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on April 6, 2023. Additional information regarding the interests of such participants in the Merger will be included in the proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from EFC or Arlington, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Arlington intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding EFC and Arlington include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: EFC’s and Arlington’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approval from Arlington’s shareholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of EFC and Arlington management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that EFC’s and Arlington’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of EFC’s or Arlington’s common stock; the availability of suitable investment or disposition opportunities; changes in interest rates, interest rate spreads, the yield curve and prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; legislative and regulatory changes that could adversely affect the businesses of EFC and Arlington; risks relating to the uncertainty and economic impact of a resurgence of the COVID-19 pandemic or other public health emergencies; and other risks and uncertainties affecting EFC and Arlington, including those described from time to time under the caption “Risk Factors” and elsewhere in EFC’s and Arlington’s SEC filings and reports, including EFC’s annual report on Form 10-K for the year ended December 31, 2022, Arlington’s annual report on Form 10-K for the year ended December 31, 2022, as amended, and other filings and reports by either company. Moreover, other risks and uncertainties of which EFC or Arlington are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by EFC or Arlington on their respective websites or otherwise. Neither EFC nor Arlington undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: May 31, 2023

	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer